                            [CALDWELL & ORKIN LOGO]



                           THE MARKET OPPORTUNITY FUND

                          Annual Report to Shareholders

Dear Fellow Shareholder:                                          June 17,  1998

We are pleased to report that the Caldwell & Orkin Market Opportunity Fund achieved solid returns for its shareholders in the 12-month period ended April 30, 1998. We are proud of the Fund's long-term performance. Since its August 24, 1992 commencement of active management through April 30, 1998, the Fund has generated an annualized rate of return of 20%. Even more notable given the Fund's "market risk-averse" investment approach (discussed below), it has only slightly underperformed the S&P 500 with income and the NASDAQ Composite indices during one of the strongest bull markets of all time (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.

Perhaps the most frequently asked questions we hear from prospective individual shareholders, Financial Advisors and the media alike, are, "what kind of fund is the Caldwell & Orkin Market Opportunity Fund" and "what drives your equity selections?"

The Fund is a dynamic fund that changes as market conditions change. Our disciplined investment style allows us to admit our mistakes and move on. We do not try to second guess the market, as the market is always right. It is, after all, the market. The Fund is not contrarian in nature (it doesn't necessarily go against the grain), rather, it is independent: at times the Fund is in sync with the market while at other times it bears no resemblance. It is not a Micro-Cap, Small-Cap, Mid-Cap, Large-Cap, Value, Growth, Sector - type fund. It doesn't live in a box, but rather has the flexibility and discipline to pursue different opportunities across the investment landscape.

Our goal in managing the Fund is to maximize gain with a modest level of market risk. When a stock is purchased, two types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Market Opportunity Fund uses active asset allocation - the shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to cushion against the downside market risk. Short positions are used to manage exposure to market risk and make money when stock prices fall.

We employ a flexible investment style based on fundamental and technical analysis to manage stock risk. In equity selection we look for change, which could include (among other things) earnings acceleration or deceleration, new products, changes in management or a change in the competitive environment. And, because of our long-short investment style, the change can be either positive or negative. That fact, in itself, greatly expands our investment selection universe.

The Fund may be characterized as a moderate hedge fund. Short positions can comprise up to 40% of the Fund's assets. This unique flexibility gives Fund management considerable investment latitude in its ability to shift between aggressive, neutral and defensive postures, and allows the Fund to participate in the market's potential upside, while hedging against the downside. For instance, if the Fund were positioned 60% long and 40% short it would be fully invested (60% + 40% = 100%), yet it would have only a 20% net long exposure to the market (60% - 40% = 20%). The Equity Investment Position chart on page 4 provides a graphical representation of the Fund's historical asset allocation.

The Market Opportunity Fund invests for strong, long-term performance. However, to achieve solid returns over time means attention must be paid to how those returns are attained. We feel this multi-dimensional, "market risk-averse" investment approach will continue to produce solid results over the long term, and highlight the Fund's low market risk profile. From its August 24, 1992 commencement of active management through the month ended April 30, 1998, the Fund has correlated with the S&P 500 with income only 9.9% of the time, with only 21% of its volatility as measured by beta. (An S&P index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.)

Thus, historically speaking, the Fund has not moved in step with the S&P, yet it has performed well relative to the index during a period characterized as a bull market, while maintaining a hedged exposure to the market's risk.

Your Fund's risk-adjusted performance continues to attract considerable media attention. Recent articles featuring the Fund have appeared in U.S. News and World Report, USA Today, Business Week and online at SmartMoney Interactive and theStreet.com. The May, 1998 issue of Your Money featured a family of long-time Caldwell & Orkin Market Opportunity Fund shareholders in an article entitled "25 Great Investments." When world equity markets tumbled last October (the S&P 500 was down 10.8% peak to trough) the Fund was highly sought after (the Fund rose
 .2% during the same period). The Fund was cited as an outstanding example of funds that sell short in "The Bear Book" by John Rothchild. Finally, an article on Morningstar.Net recognized Michael Orkin as one of only a handful of mutual fund portfolio managers who are also significant shareholders in the fund they manage. While the attention is certainly appreciated, we remain focused on producing returns and managing risk.

SIX MONTHS IN REVIEW:

The past six months have been an interesting time for the equity markets. The period was ushered in with the aforementioned October, 1997 drop, which was attributed to economic problems in East Asia. To this day the Pacific Rim economies continue to deteriorate. While turmoil festered overseas, the U.S. economy barreled along thanks to low interest rates, low unemployment and apparently "healthy" corporate profits (we believe these earnings are highly suspect). This scenario, in conjunction with excess economic liquidity, sent the equity markets to higher and higher levels.

Your Fund has been postured for a high-risk stock market. In the six months ended April 30, 1998 the Fund rose 6.2%, versus 22.5% for the S&P 500 with income and 17.2% for the NASDAQ Composite. For the year ended April 30, 1998, the Fund has returned 25.8% (see page 6). We have managed sensitivity to market risk by maintaining the Fund's short position in the 30% to 40% range, effectively decreasing net exposure to the market. Although this has negatively impacted results, it has nonetheless given us great comfort during market setbacks.

On the long side, late last summer we began to liquidate the oil service positions. Over the past 2 1/2 years oil & gas service companies have represented about 15% of the Fund's net assets. As of the date of this writing the Fund has no oil service exposure.

As the oil service industry was sold late last summer, assets were re-allocated to the media, cable TV and telecommunication service sectors. Cable subscribers in many geographic areas now have the opportunity to upgrade to digital set top boxes which, in conjunction with other technological improvements, is fueling an increase in subscriber growth and increased cash flow. Local telephone service and high-speed direct internet access represent incremental revenue opportunities for cable providers. Finally, the cable industry has no direct exposure to East Asia, and may in fact benefit due to lower equipment costs.

The Fund's short exposure to sub-prime lenders held back returns during the first quarter of calendar year 1998, as industry consolidation lifted share prices in the sector. In general, these three months were a very difficult time to be short in the market. While the Fund's performance trailed the indices (which we would expect during a rising market when the Fund maintains its short positions), the Market Opportunity Fund, unlike many other long/short funds, held its own and had a positive return of 3.9% for the quarter, versus 14.0% for the S&P 500 with income and 16.9% for the NASDAQ Composite.

OUTLOOK:

The situation in East Asia is very serious, and the transformation of the emerging economies into the "submerging" economies shows no sign of letting up. Economic activity in the region is collapsing, bad debt is exploding, their equity markets are imploding and social unrest is building. The Japanese government recently announced that the country is officially in a recession (back to back quarters of negative growth). Other countries in trouble include Indonesia, China, Malaysia, South Korea, Hong Kong and Russia. The "Asian Flu," characterized by capital withdrawal by foreign investors leading to precipitous stock market declines, weakened currencies, and interest rate hikes, is spreading and has infected over one-third of the world's Gross Domestic Product
(GDP), according to Ed Hyman's ISI Group.

The flu is starting to hit home. Cheaper Asian-manufactured imports are arriving on U.S. store shelves, vying for space with higher-priced U.S.-manufactured goods. U.S. companies, in order to compete, are forced to lower prices, which, absent any like reductions in cost, will squeeze margins. Failure to lower prices may compromise unit sales and market share. Either way, corporate earnings, which have helped propel the market to current levels, will come under attack.

A slowdown in the economy brought about by slower earnings growth, in an environment of excess economic liquidity (the relationship between liquidity or money supply and economic growth) is generally bullish as money flows into stocks and bonds. Given current equity valuation levels, however, investors may allocate assets to bonds rather than stocks.

The Market Opportunity Fund is postured for this high-risk market environment. At April 30, 1998 it was near its maximum allowable short position, with plans to remain near 40%, and some of these positions carry East Asian themes. We realize we may give up some upside potential should the market advance. However, we are also quite concerned with protecting the downside (see the Statistical Risk Profile on page 5).

Your Fund's management will strive to aggressively pursue opportunities in the marketplace, yet remain hedged and poised to react decisively to market change. We manage for risk, not just for return, and work hard to earn your business.

Sincerely,


Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

POSTSCRIPT:

On June 10, 1998, the Fund's Advisor and Distributor announced steps aimed at curtailing the Fund's asset growth in a pre-emptive move to protect the interests of the Fund's current shareholders. The Fund's net assets surpassed $200 million on June 9, 1998.

Curtailing the Fund's asset growth at this time seems prudent, given the amount of risk in the market. This is especially significant in the case of the Market Opportunity Fund, where, if history is any guide, heavier-than-normal cash inflows typically occur during and after market downturns due to the Fund's performance relative to the market indices. We prefer to manage the Fund for performance rather than for asset growth.

We appreciate you being a part of this period of growth, and trust that curtailment of the Fund's new asset growth will be in the best interest of all shareholders.



                                     GRAPH

                      "Caldwell & Orkin Market Opportunity
                     Mutual Fund Equity Investment Position
                    For 5 Year Period September 1993 through
                                   May 1998"

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                   STATISTICAL RISK PROFILE 9/30/92 - 4/30/98


                             TEN WORST S&P 500 DAYS

Date               C&O MOF      S&P 500      Variance
----               -------      -------      --------
10/27/97            -1.60%       -6.86%         5.26%
03/08/96            -1.30        -3.07          1.77
01/09/98            -0.28        -2.96          2.68             The Caldwell & Orkin
04/11/97            -0.44        -2.72          2.28             Market Opportunity Fund
08/15/97            -0.24        -2.58          2.34             outperformed the S&P 500
07/15/96            -0.45        -2.53          2.08             on nine of the ten worst
02/16/93            -3.88        -2.38         -1.50             days, and was positive
02/04/94            -1.65        -2.26          0.61             on one of the ten days.
06/23/97            -0.62        -2.23          1.61
07/05/96             0.26        -2.22          2.48


                             TEN WORST S&P 500 WEEKS

Week Ending         C&O MOF     S&P 500      Variance
-----------         -------     -------      --------
01/09/98             -0.11%      -4.83%         4.72%
08/15/97             -0.30       -3.47          3.17
06/24/94              0.24       -3.36          3.60             The Caldwell & Orkin
03/31/94             -3.79       -3.16         -0.63             Market Opportunity Fund
12/12/97              1.08       -3.06          4.14             outperformed the S&P 500
04/12/96             -0.01       -2.88          2.87             in nine of the ten worst
10/31/97             -0.10       -2.84          2.74             weeks, and was positive
04/11/97              0.19       -2.63          2.82             four of the ten weeks.
04/23/93             -1.99       -2.60          0.61
08/29/97              2.63       -2.58          5.21


                            TEN WORST S&P 500 MONTHS

Month               C&O MOF     S&P 500      Variance
-----               -------     -------      --------
August 1997           4.00%      -5.61%         9.61%
July 1996            -0.82       -4.40          3.58
March 1994           -4.10       -4.35          0.25             The Caldwell & Orkin
March 1997            4.50       -4.10          8.60             Market Opportunity Fund
November 1994         0.27       -3.72          3.99             outperformed the S&P 500
October 1997          4.21       -3.31          7.52             in nine of the ten worst
February 1994         1.36       -2.79          4.15             months, and was positive
September 1994        1.18       -2.47          3.65             seven of the ten months.
June 1994             1.22       -2.44          3.66
April 1993           -3.43       -2.31         -1.12


                                       C&O MOF         S&P 500
                                       -------         -------
            Correlation Coefficient       9.9%          100.0%
            Beta                         0.21            1.00


               PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS

                                              C&O MOF            S&P 500
                                              -------            -------
October 7, 1997 through October 27, 1997        0.2%              -10.8%
March 10, 1997 through April 11, 1997           3.4                -9.2
July 1, 1996 through July 23, 1996             -0.8                -7.2

                        Short selling began May 2, 1994.
              Past performance is no guarantee of future results.
                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
            TOTAL RETURN PERFORMANCE SUMMARY THROUGH APRIL 30, 1998(1)

                                         C&O MARKET                NASDAQ                 S&P 500
                 FISCAL                 OPPORTUNITY              COMPOSITE              WITH INCOME
               YEAR ENDED                   FUND                   INDEX                   INDEX
               -----------              -----------              ---------              -----------
                         1991                 1.25%                  2.02%                    0.02%
                         1992                11.96%(2)              19.38%                   14.03%
                         1993 *              15.09%                 14.30%                    9.23%
                         1993 **             21.09%                 19.09%                    8.67%
                         1994                16.48%                 10.95%                    5.32%
                         1995                (2.28)%                15.01%                   17.47%
                         1996                31.80%                 41.06%                   30.21%
                         1997                23.24%                  5.90%                   25.12%
                         1998                25.77%                 48.20%                   41.07%
             Since (08/34/92)(3)            181.58%                236.41%                  208.99%
   Since Inception (03/11/91)               203.36%                293.26%                  254.27%


                              AVERAGE ANNUAL RETURN

                     One Year                25.77%                 48.20%                   41.07%
                  Three Years                26.89%                 30.33%                   31.97%
                   Five Years                18.38%                 23.08%                   23.25%
               Since 08/34/92(3)             19.96%                 23.78%                   21.94%
   Since Inception (03/11/91)                16.78%                 21.10%                   19.34%


                              NET ASSET ALLOCATION





                                   [GRAPHIC OMITTED]





Common Stock Sold Short represents the market value, excluding margin requirements.

--------------------------------------------------------------------------------

1   Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.

2   Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

3   Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.

*   For the full fiscal year ending April 30, 1993.

**  From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin
    Multifactor style of investment management. The total return for the Caldwell & Orkin Market
    Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16%
    to accurately reflect the inception Nav when active management of the Fund began.

      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                      March 11, 1991 through April 30, 1998






                                   [GRAPHIC OMITTED]






      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
           Since Commencement of Active Style of Investment Management
                     August 24, 1992 through April 30, 1998






                                   [GRAPHIC OMITTED]

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                           Shares                             Market Value
                                                                          ---------                          --------------
COMMON STOCK (LONG POSITIONS)                              63.68%
                                                           =====

       FINANCE - SAVINGS & LOAN                             1.39%
          DIME BANCORP, INC.                                                 71,400                          $  2,191,088

       MEDIA - CABLE TV                                     6.86%
          COMCAST CORP. CL-A                                                151,000                             5,407,687
          TELE-COMMUNICATIONS, INC. CL-A *                                  167,700                             5,408,325

       MEDIA - PERIODICALS                                  2.91%
          TIME WARNER, INC                                                   58,500                             4,592,250

       MEDIA - RADIO/TV                                     4.08%
          VIACOM INC. CL-B *                                                111,100                             6,443,800

       MEDICAL - BIOMED/GENETICS                            2.22%
          PHARMOS CORP. *                                                 1,289,800                             3,506,644

       MEDICAL - DRUG/DIVERSIFIED                           1.74%
          WARNER-LAMBERT COMPANY                                             14,500                             2,743,219

       MEDICAL - ETHICAL DRUGS                              4.98%
          ICN PHARMACEUTICALS, INC                                          108,750                             5,355,937
          ROBERTS PHARMACEUTICAL CORP. *                                    146,600                             2,492,200

       MEDICAL - PRODUCTS                                   1.31%
          BOSTON SCIENTIFIC CORP. *                                          28,700                             2,075,369

       OIL & GAS - DRILLING                                 1.15%
          TRANSOCEAN OFFSHORE, INC                                           32,600                             1,821,525

       OIL & GAS - FIELD SERVICES                           0.89%
          VERITAS DGC, INC. *                                                25,800                             1,398,038

       OIL & GAS - MACHINERY/EQUIPMENT                      0.78%
          COOPER CAMERON CORP. *                                             18,500                             1,229,094

       RETAIL - APPAREL/SHOE                                2.84%
          GOODY'S FAMILY CLOTHING, INC                                       90,600                             4,484,700

       RETAIL - DEPT. STORES                                1.59%
          AMES DEPT. STORES, INC. *                                         102,700                             2,516,150

       RETAIL - MAJOR DISCOUNT CHAINS                       4.02%
          BJ'S WHOLESALE CLUB, INC. *                                        22,300                               893,394
          COSTCO COMPANIES, INC. *                                           97,500                             5,447,812

       RETAIL - MISC./DIVERSIFIED                           1.06%
          PIER 1 IMPORTS, INC                                                63,200                             1,666,900

       RETAIL - RESTAURANTS                                 1.95%
          CRACKER BARREL OLD COUNTRY STORE                                   83,900                             3,083,325

       RETAIL - SUPER/MINI MARKETS                          3.21%
          SAFEWAY, INC. *                                                   132,600                             5,071,950


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                           Shares                             Market Value
                                                                          ---------                          --------------
       RETAIL/WHOLESALE OFFICE SUPPLY                       3.57%
          OFFICE DEPOT, INC. *                                              169,900                             5,627,937

       TELECOMMUNICATIONS - CELLULAR                        5.55%
          AIRTOUCH COMMUNICATIONS, INC. *                                   101,800                             5,408,125
          CORECOMM, INC. *                                                  174,100                             3,351,425

       TELECOMMUNICATIONS - EQUIPMENT                       0.08%
          CIENA CORP                                                          2,400                               133,650

       TELECOMMUNICATIONS - SERVICES                        8.44%
          ICG COMMUNICATIONS, INC                                           116,500                             4,077,500
          SPRINT CORP                                                        67,100                             4,583,769
          U.S. WEST MEDIA GROUP                                             123,400                             4,658,350

       TEXTILE - MILL/HOUSEHOLD                             3.06%
          WESTPOINT STEVENS, INC. *                                         144,300                             4,834,050
                                                                                                             ------------
TOTAL COMMON STOCKS (COST $75,859,892)                                                                       $100,504,212
                                                                                                             ============









       *   Non-income producing security

       -   At April 30, 1998, the cost of securities for federal tax purposes was $75,867,171.
           Unrealized appreciation and depreciation of securities were as follows:
           Gross Unrealized Appreciation                                                                     $24,777,961
           Gross Unrealized Depreciation                                                                        (140,920)
                                                                                                             -----------
           Net Unrealized Appreciation                                                                       $24,637,041
                                                                                                             ===========





   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                           Shares                             Market Value
                                                                          ---------                          --------------
COMMON STOCK (SHORT POSITIONS)                             (37.42%)
                                                            =====

    COMMERCIAL SERVICES - BUSINESS SERVICE                 (0.88%)
      ADVANCED HEALTH CORP                                                  (97,600)                         ($ 1,390,800)

    COMMERCIAL SERVICES - MISC                             (0.25%
      CARIBINER INTERNATIONAL, INC                                          (19,600)                             (392,000)

    COMPUTER - LOCAL NETWORKS                              (1.78%)
      DAOU SYSTEMS, INC                                                    (155,700)                           (2,802,600)

    COMPUTER - SOFTWARE                                    (0.78%)
      BAAN COMPANY, N.V                                                      (9,600)                             (426,000)
      PLATINUM TECHNOLOGY, INC                                              (31,600)                             (805,800)

    COMPUTER - SOFTWARE/MEDICAL                            (0.93%)
      CERNER CORP                                                           (49,300)                           (1,469,756)

    ELECTRICAL - SEMICONDUCTOR EQUIPMENT                   (0.62%)
      LAM RESEARCH CORP                                                     (31,600)                             (979,600)

    ELECTRICAL - SEMICONDUCTOR MFG                         (2.01%)
      MICRON TECHNOLOGY, INC                                               (102,100)                           (3,171,481)

    FINANCE - CONSUMER/COMMERCIAL LOANS                    (0.81%)
      ARCADIA FINANCIAL, LTD                                               (134,500)                           (1,160,063)
      NATIONAL AUTO CREDIT, INC                                             (90,030)                             (120,978)

    FINANCE - INVESTMENT BROKERS                           (0.91%)
      SCHWAB (CHARLES) CORP                                                 (40,900)                           (1,431,500)

    FINANCE - MORTGAGE & RELATED SERVICES                  (4.46%)
      AAMES FINANCIAL CORP                                                 (230,800)                           (3,159,075)
      LONG BEACH FINANCIAL CORP                                            (125,400)                           (1,638,038)
      NEW CENTURY FINANCIAL CORP                                           (177,300)                           (2,072,194)
      RESOURCE BANCSHARES MORTGAGE GROUP                                     (9,900)                             (175,725)

    FINANCIAL SERVICES - MISC                              (1.99%)
      MBNA CORP                                                             (92,900)                           (3,146,988)

    HOUSEHOLD - APPLIANCES                                 (0.18%)
      SINGER COMPANY, N.V                                                   (29,500)                             (285,781)

    INSURANCE - PROPERTY/CASUALTY/TITLE                    (2.78%)
      MGIC INVESTMENT CORP                                                  (17,300)                           (1,089,900)
      PMI GROUP, INC                                                        (40,500)                           (3,290,625)

    LEISURE - HOTELS & MOTELS                              (0.35%)
      EXTENDED STAY AMERICA, INC                                            (33,900)                             (442,819)
      SUBURBAN LODGES OF AMERICA                                             (5,800)                             (107,300)

    LEISURE - PHOTO EQUIPMENT/RELATED                      (1.82%)
      POLAROID CORP                                                         (65,200)                           (2,868,800)

    LEISURE - PRODUCTS                                     (1.86%)
      CALLAWAY GOLF COMPANY                                                (107,800)                           (2,937,550)

    LEISURE - TOYS/GAMES/HOBBY                             (1.40%)
      ACTION PERFORMANCE COMPANIES, INC                                     (63,800)                           (2,209,075)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998

---------------------------------------------------------------------------------------------------------------------------
                                                                           Shares                             Market Value
                                                                          ---------                          --------------
    MACHINERY - CONSTRUCTION/MINING                        (2.23%)
      CATERPILLER, INC                                                      (62,100)                           (3,535,819)

    MEDICAL - BIOMED/GENETICS                              (1.33%)
      ALPHA-BETA TECHNOLOGY, INC                                           (154,900)                             (251,712)
      BIO-TECHNOLOGY GENERAL CORP                                          (152,800)                           (1,360,875)
      EPITOPE, INC                                                          (78,100)                             (429,550)
      AGRITOPE, INC                                                         (15,620)                              (62,480)

    MEDICAL - ETHICAL DRUGS                                (1.57%)
      COLUMBIA LABORATORIES, INC                                            (66,600)                             (599,400)
      MEDICIS PHARMACEUTICAL CL-A                                           (43,800)                           (1,872,450)

    MEDICAL - HEALTH MAINTENANCE ORGANIZATIONS             (1.63%)
      PHP HEALTHCARE CORP                                                  (146,400)                           (2,571,150)

    MEDICAL - INSTRUMENTS                                  (0.92%)
      US SURGICAL CORPORATION                                               (46,000)                           (1,449,000)

    MEDICAL - PRODUCTS                                     (0.40%)
      VIVUS, INC                                                            (59,600)                             (633,250)

    REAL ESTATE OPERATIONS                                 (0.33%)
      FAIRFIELD COMMUNITIES, INC                                            (22,000)                             (514,250)

    RETAIL - MISC./DIVERSIFIED                             (0.54%)
      THE SPORTS AUTHORITY, INC                                             (48,900)                             (858,806)

    RETAIL - RESTAURANTS                                   (1.25%)
      BOSTON CHICKEN, INC                                                   (68,600)                             (293,694)
      LONE STAR STEAKHOUSE & SALOON                                         (45,100)                             (958,375)
      PLANET HOLLYWOOD INTL, INC. CL-A                                      (56,300)                             (513,737)
      RAINFOREST CAFE, INC                                                  (13,300)                             (201,578)

    SHOES & RELATED APPAREL                                (2.10%)
      NIKE, INC. CL-B                                                       (69,400)                           (3,313,850)

    STEEL - SPECIALTY ALLOYS                               (0.48%)
      UCAR INTERNATIONAL, INC                                               (23,300)                             (757,250)

    TELECOMMUNICATIONS - SERVICES                          (0.24%)
      SMARTALK TELESERVICES, INC                                            (18,900)                             (375,637)

    TEXTILE - APPAREL MFG                                  (0.26%)
      ASHWORTH, INC                                                         (24,700)                             (413,725)

    TRUCKS & PARTS - HEAVY DUTY                            (0.33%)
      MILLER INDUSTRIES, INC./ TENN                                         (66,200)                             (521,325)
                                                                                                             ------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $63,453,109)                                                           ($59,062,361)
                                                                                                             ============




   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF ASSETS & LIABILITIES
APRIL 30, 1998

------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $75,859,892)                                                 $ 100,504,212
Cash                                                                                        21,238,146
Segregated cash with brokers and other financial institution                                39,765,378
Deposits with brokers for securities sold short                                             56,503,004
Receivables:
   Investment securities sold                                                                3,067,864
   Interest and dividends                                                                      228,588
   Capital shares sold                                                                         160,942
Other                                                                                            9,002
                                                                                         -------------

     TOTAL ASSETS                                                                          221,477,136
                                                                                         -------------

LIABILITIES:
Securities sold short, not yet purchased (proceeds $63,453,109)                             59,062,361
Payables:
   Investment securities purchased                                                           4,201,788
   Redemptions                                                                                 179,152
Accrued expenses                                                                               210,863
                                                                                         -------------

     TOTAL LIABILITIES                                                                      63,654,164
                                                                                         -------------

TOTAL NET ASSETS                                                                         $ 157,822,972
                                                                                         =============

NET ASSETS CONSIST OF:
   Undistributed net investment income                                                   $   1,054,752
   Accumulated net realized loss                                                            (4,426,944)
   Net unrealized appreciation on investments                                               29,035,068
   Paid-in capital applicable to 8,449,306 shares
      outstanding; par value $0.10 per share;
      15,000,000 shares authorized                                                         132,160,096
                                                                                         -------------

                                                                                         $ 157,822,972
                                                                                         =============
NET ASSET VALUE AND OFFERING / REDEMPTION
PRICE PER SHARE                                                                          $       18.68
                                                                                         =============




   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1998

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                 $   3,739,298
Dividends                                                                                      302,751
Other income                                                                                   132,951
                                                                                         -------------

TOTAL INVESTMENT INCOME                                                                      4,175,000
                                                                                         -------------


EXPENSES:
Investment advisory fees                                                                       975,437
Transfer agent fees                                                                             54,487
Professional fees                                                                               80,973
Dividend expense on securities sold short                                                       54,371
Directors' fees and expenses                                                                    26,910
Registration and filing fees                                                                    67,678
Custodian fees                                                                                   8,592
Legal fees                                                                                      51,829
Insurance                                                                                        9,873
Other                                                                                           27,417
                                                                                         -------------

TOTAL EXPENSES                                                                               1,357,567
                                                                                         -------------

NET INVESTMENT INCOME                                                                        2,817,433
                                                                                         -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                            (2,695,581)
Change in unrealized appreciation                                                           23,436,190
                                                                                         -------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                                           20,740,609
                                                                                         -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                                             $  23,558,042
                                                                                         =============




   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED          YEAR ENDED
                                                                     APRIL 30, 1998      APRIL 30, 1997
                                                                     --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                              $   2,817,433       $    843,884
  Net realized gain (loss) from investments                             (2,695,581)         7,487,471
  Net unrealized appreciation on investments                            23,436,190            194,871
                                                                     -------------       ------------

     Net increase in net assets resulting
        from operations                                                 23,558,042          8,526,226
                                                                     -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                                 (1,491,994)          (645,545)
  Net realized gains on investments                                     (6,130,010)        (4,438,128)
                                                                     -------------       ------------

     Net distributions to shareholders                                  (7,622,004)        (5,083,673)
                                                                     -------------       ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                    160,368,629         30,542,727
  Distributions reinvested in shares                                     6,100,095          3,382,245
  Cost of shares redeemed                                              (85,213,983)       (14,765,526)
                                                                     -------------       ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                      81,254,741         19,159,446
                                                                     -------------       ------------

TOTAL INCREASE IN NET ASSETS:                                           97,190,779         22,601,999

NET ASSETS:
   Beginning of year                                                    60,632,193         38,030,194
                                                                     -------------       ------------

   End of year                                                       $ 157,822,972       $ 60,632,193
                                                                     =============       ============





   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS

                                                                               Years Ended April 30,
                                                 -----------------------------------------------------------------------------
                                                      1998             1997             1996           1995           1994
                                                      ----             ----             ----           ----           ----
Selected Per Share Data:
Net asset value, beginning of period             $       15.77     $      14.49     $      11.35   $      12.26   $      12.94
                                                 -------------     ------------     ------------   ------------   ------------
Income (loss) from Investment Operations:
      Net investment income (loss)*                       0.25             0.22             0.27           0.54           0.06
      Net realized and unrealized gain (loss)
         on investments                                   3.75             2.95             3.31          (0.81)          1.99
                                                 -------------     ------------     ------------   ------------   ------------
         Total from investment operations                 4.00             3.17             3.58          (0.27)          2.05
                                                 -------------     ------------     ------------   ------------   ------------
      Less Distributions:
         From net investment income                      (0.21)           (0.24)           (0.44)         (0.41)         (0.04)
         From net realized gain on investments           (0.88)           (1.65)              --          (0.23)         (2.69)
                                                 -------------     ------------     ------------   ------------   ------------
            Total distributions                          (1.09)           (1.89)           (0.44)         (0.64)         (2.73)
                                                 -------------     ------------     ------------   ------------   ------------
Net asset value, end of period                   $       18.68     $      15.77     $      14.49   $      11.35   $      12.26
                                                 =============     ============     ============   ============   ============
Total Return                                             25.77%           23.24%           31.80%         (2.28)%        16.48%
Ratios and Supplemental Data:
      Net assets, end of period (in 000's)       $     157,823     $     60,632     $     38,030   $     32,261   $     18,830


Ratios to average net assets:
       Expenses before dividends on securities
          sold short (After Reimbursement)                1.17%            1.26%            1.38%          1.18%          1.21%
       Expenses from dividends sold short                 0.05%            0.08%            0.18%          0.45%            --
                                                 -------------     ------------     ------------   ------------   ------------
       Total expenses (After Reimbursement)               1.22%            1.34%            1.56%          1.63%          1.21%
       Total expenses (Before Reimbursement)              1.22%            1.34%            1.56%          1.79%          1.77%
       Net investment income (loss)                       2.54%            2.01%            1.94%          3.55%          0.44%
       Portfolio turnover                                  200%             229%             222%           331%           292%
       Average commission per share **           $      0.0467     $     0.0555              N/A            N/A            N/A





  *  Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52, ($.01), ($.09), and ($.10) for the years ended April 30, 1995 through 1992, respectively. No expenses were waived for the years ended April 30, 1998 through April 30, 1996.

 **  Represents average commission rate per share charged to the Fund on purchases and sales of equity investments on which commissions were charged during the period.

N/A -Not available


   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     SECURITIES VALUATION:

     Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

     Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

     CASH:

     The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

     INCOME TAXES:

     As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

     The Fund has post-October losses of $5,093,801 which are treated for federal income tax purposes as arising in the tax year ending April 30, 1999.

     CAPITAL ACCOUNTS:

     The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

     USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

     The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                   Advisory Fee         Average Daily Net Assets
                   ------------         ------------------------
                       .90%             Up to $100 million
                       .80%             In excess of $100 million but not greater than $200 million
                       .70%             In excess of $200 million but not greater than $300 million
                       .60%             In excess of $300 million but not greater than $500 million
                       .50%             In excess of $500 million

     Under that management agreement, the Advisor agreed to waive 40 basis points of its compensation for the period August, 1992, through February, 1994, and 20 basis points for the period March, 1994, through, February, 1995.

     The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the year ended April 30, 1998.

     The Fund has entered into a distribution agreement with C&O Funds Distributor, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

     C&O Funds Advisor, Inc. and C&O Funds Distributor, Inc. are wholly-owned subsidiaries of Caldwell & Orkin, Inc.

3.   INVESTMENT PORTFOLIO TRANSACTIONS:

     INVESTMENT PURCHASES AND SALES:

     For the year ended April 30, 1998, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $175,407,007 and $138,312,918, respectively.

     SHORT SALES AND SEGREGATED CASH:

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

     SHORT SALES AND SEGREGATED CASH (CONTINUED):

     The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

     All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

     The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

     The Fund limits the value of its short positions (excluding short sales "against the box") to 40% of the Fund's total net assets. At April 30, 1998, the Fund had 37.42% of its total net assets in short positions.

     For the year ended April 30, 1998, the cost of investments purchased to cover short sales and proceeds from investments sold short were $146,814,048 and $177,781,840, respectively.

4.   CAPITAL SHARE TRANSACTIONS:

     Capital share transactions were as follows:

                                                                             Year Ended          Year Ended
                                                                           April 30, 1998      April 30, 1977
                                                                           --------------      --------------
              Shares sold                                                     8,996,907           1,985,885
              Shares issued in connections with reinvestment
              of distributions                                                  345,810             236,852
              Shares reacquired                                              (4,737,049)         (1,003,538)
                                                                             ----------          ----------

              Net increase in shares outstanding                              4,605,668           1,219,199


5.   RELATED PARTY TRANSACTIONS:

     As of April 30, 1998, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 1.56%, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE CALDWELL & ORKIN FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. (the "Fund"), including the schedules of investments and securities sold short, as of April 30, 1998, and the related statement of operations for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes for the year ended April 30, 1997 and the financial highlights for each of the four years in the period ended April 30, 1997 were audited by other auditors whose report dated May 22, 1997 issued an unqualified opinion.

We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. as of April 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principals.



Tait, Weller & Baker
Philadelphia, Pennsylvania
June 3, 1998

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS                            TRANSFER, REDEMPTION, AND DIVIDEND
                                              DISBURSING AGENT
Michael B. Orkin, President & Chairman
H. Eugene Caldwell, Chairman Emeritus         Countrywide Fund Services, Inc.
Frederick T. Blumer                           312 Walnut Street
David L. Eager                                Cincinnati, Ohio 45202
Robert H. Greenblatt
Henry H. Porter, Jr.                          INDEPENDENT ACCOUNTANTS

INVESTMENT ADVISOR                            Tait, Weller & Baker
                                              Suite 800
C&O Funds Advisor, Inc.                       Eight Penn Center Plaza
2050 Tower Place                              Philadelphia, Pennsylvania 19103-2108
3340 Peachtree Road
Atlanta, Georgia 30326                        LEGAL COUNSEL

DISTRIBUTOR                                   Kilpatrick Stockton LLP
                                              1100 Peachtree Street
C&O Funds Distributor, Inc.                   Atlanta, Georgia 30309-4530
2050 Tower Place
3340 Peachtree Road
Atlanta, Georgia 30326

CUSTODIAN

Bank One Ohio Trust Company, N.A.
235 West Schrock Road
Westerville, Ohio 43081

                                FUND INFORMATION
      For a prospectus or further information, please call (800) 237-7073.

                                  FUND LISTINGS

       The Fund is listed in the Wall Street Journal, Investor's Business
            Daily, The New York Times, and most local newspapers as
                   C&OMktOpp. Its quotation symbol is COAGX.

    These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                2050 TOWER PLACE
                               3340 PEACHTREE ROAD
                             ATLANTA, GEORGIA 30326
                             e-mail: COFUNDS@aol.com